CONSENT OF INDEPENDENT AUDITORS

We consent to the use of our report dated February 12, 1999, on the financial statements of Masters' Select Funds Trust referred to in the Post-Effective Amendment. No. 14 to the Registration Statement on Form N-1A as filed with the Securities and Exchange Commission.


                                        /s/ McGladrey & Pullen, LLP


New York, New York
April 14, 2000